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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 14, 1998
                              (September 30, 1998)




                         HORIZON MEDICAL PRODUCTS, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


         Georgia                     000-24025                58-1882343
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)



    One Horizon Way, Post Office Box 627, Manchester, Georgia        31816
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           (Address of principal executive offices)                (Zip Code)




                                  706-846-3126
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              (Registrant's telephone number, including area code)



                                 Not applicable
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             (Former name or address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 30, 1998 Horizon Medical Products, Inc. ("Horizon") consummated the acquisition (the "Acquisition") of certain assets used in the manufacture and sale of medical devices by Ideas for Medicine, Inc. ("IFM"), a wholly-owned subsidiary of Cryolife, Inc. The Acquisition was consummated pursuant to an Asset Purchase Agreement dated September 30, 1998 by and between IFM and Horizon. The following summary of the transaction is qualified in its entirety by the more detailed information contained in the copy of the Asset Purchase Agreement included as Exhibit 2 to this Current Report.

     The assets acquired by Horizon consist of certain of the assets used by IFM to manufacture its product line. Included among the assets are inventory, manufacturing equipment, certain intellectual property and goodwill. Horizon intends to use the acquired assets in the manner previously used by IFM.

     As consideration for the Acquisition, Horizon paid IFM $15.0 million in cash. Horizon funded the Acquisition from its acquisition line of credit with NationsCredit Commercial Corporation. The purchase price was determined through arm's-length negotiations between the management of IFM and management of Horizon and was approved by the Board of Directors of each company. IFM did not have any material relationship with Horizon prior to the Acquisition. However, in May 1998 Horizon purchased certain other assets of IFM used in the manufacture of medical products. In connection the Acquisition, Horizon and IFM entered into a Manufacturing Agreement pursuant to which, for a four year term, IFM agreed to manufacture exclusively for Horizon and Horizon agreed to purchase from IFM a specified minimum amount of products. In partial response to this item, Horizon's press release dated September 30, 1998 is incorporated herein by reference.



     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b) It is currently impracticable to provide the IFM financial statements and pro forma financial information for the company required by this item. Such financial statements will be filed on an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the required filing date hereof.

     (c) Exhibits.

        2. Asset Purchase Agreement, by and between Ideas for Medicine, Inc. and Horizon Medical Products, Inc., dated September 30, 1998. Pursuant to Item 601(b) of Regulation S-K, the Company has omitted certain Schedules and Exhibits to the asset Purchase Agreement (all of which are listed therein) from this
Exhibit 2. The Company hereby agrees to furnish supplementally a copy of such omitted item to the Securities and Exchange Commission upon its request.

        99. Press release dated September 30, 1998.












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Horizon Medical Products, Inc.


Dated:  October 14, 1998            By:    /s/ Mark A. Jewett
                                    -----------------------------------------
                                    Mark A. Jewett, Vice President of Finance










































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